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                                                                    EXHIBIT 4.5
                    [FORM OF FACE OF SPECIMEN CERTIFICATE]

   COMMON STOCK                                       COMMON STOCK

   ____________                                       ____________
      NUMBER                                             SHARES

                                          SEE REVERSE FOR CERTAIN DEFINITIONS
                                          AND A STATEMENT AS TO THE RIGHTS,
                                          PREFERENCES, PRIVILEGES AND
                                          RESTRICTIONS OF SHARES
                                          CUSIP

                                [TENERA LOGO]

             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

 THIS CERTIFIES THAT


 IS THE OWNER OF

           FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK,
                         $0.01 PAR VALUE PER SHARE, OF

                                  TENERA, INC.
transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar. WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

/s/ Jeffrey R. Hazarian                                 /s/ Michael D. Thomas
________________________       [CORPORATE SEAL]       ________________________
SECRETARY                                             CHIEF EXECUTIVE OFFICER

Countersigned and Registered:
CHEMICAL TRUST COMPANY OF CALIFORNIA
Transfer Agent and Registrar

By: _____________________________
    AUTHORIZED SIGNATURE





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                                 TENERA, INC.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be continued as though they were written out in full according to applicable laws or regulations:

        TEN COM - as tenants in common
        TEN ENT - as tenants by the entireties
        JT TEN - as joint tenants with right of survivorship and not as tenants in common

                            UNIF GIFT MIN ACT - ___________Custodian___________
                                                   (Cust)             (Minor)
                                                under Uniform Gifts to Minors
                                                Act ___________________________
                                                            (State)
                            UNIF TRF MIN ACT  - ___________Custodian___________
                                                   (Cust)             (Minor)
                                                (until age _____) under Uniform
                                                Transfers to Minors Act _______
                                                                        (State)

   Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ____________________ hereby sell, assign and transfer unto
PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
______________________________________
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
____________________________________________________________________________________________________
            (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

____________________________________________________________________________________________________
____________________________________________________________________________________________________
____________________________________________________________________________________________Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
____________________________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _____________________________                X________________________________________________
                                                   NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST
                                                   CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE
                                                   OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT
                                                   ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

By_________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION, (BANKS, STOCKBROKERS,
SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED MEDALLION SIGNATURE
GUARANTEE PROGRAM). PURSUANT TO S.E.C. RULE 17AD-15.

____________________________________________________________________________________________________
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